                                                                    EXHIBIT 10.8



                               ARCH ESCROW CORP.


                                 $147,000,000
                         13 3/4% SENIOR NOTES DUE 2008

                              PURCHASE AGREEMENT
                              ------------------


                                                                   APRIL 6, 1999

BEAR, STEARNS & CO. INC.
TD SECURITIES (USA) INC.
BNY CAPITAL MARKETS, INC.
RBC DOMINION SECURITIES CORPORATION
BARCLAYS CAPITAL INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

     ARCH ESCROW CORP. ("Escrow"), a Delaware corporation, proposes, subject to the terms and conditions stated herein, to issue and sell to Bear, Stearns & Co. Inc., TD Securities (USA) Inc., BNY Capital Markets, Inc., RBC Dominion Securities Corporation and Barclays Capital Inc. (the "Initial Purchasers") severally, an aggregate of $147,000,000 principal amount of Escrow's 13 3/4% Senior Notes due 2008 (the "Notes"). Upon consummation of the Transactions (as defined below), pursuant to the terms of an Agreement and Plan of Merger, dated as of or before the Closing Date (as defined herein), between Escrow and Arch (as defined below) (as in effect as of the Closing Date, the "Escrow Merger Agreement"), Escrow will merge (the "Escrow Merger") with and into Arch Communications, Inc. ("Arch" collectively with Escrow, the "Obligors"), with Arch as the surviving corporation of the Escrow Merger. All references to the Company refer: (i) prior to the effective date of the Escrow Merger (the "Effective Date"), Escrow, and (ii) from and after the Effective Date, only to Arch. Following consummation of the Escrow Merger, the Notes will become obligations of Arch. The Notes will be issued pursuant to an Indenture (the "Indenture") to be dated as of the Closing Date between Escrow and IBJ Whitehall Bank & Trust Company, as trustee (in such capacity, the "Trustee").

     Escrow and Arch have prepared a preliminary offering memorandum dated February 4, 1999 (as amended or supplemented, the "Preliminary Offering Memorandum") and a final offering memorandum dated April 6, 1999 (the "Offering Memorandum") relating to and summarizing the terms of the Notes. Each of Escrow and Arch hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering

Memorandum in connection with the offer and sale of the Notes by the Initial Purchasers in the manner and to the persons contemplated herein and therein (the "Offering"). Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof and are not meant to include any amendment or supplement thereto subsequent to the date hereof.

     The Notes are being issued and sold in connection with a series of transactions, including: (i) the acquisition by Arch Communications Group, Inc., the parent of Arch ("Parent"), of MobileMedia Communications, Inc. ("MobileMedia") and certain of its affiliates, and the repayment of certain indebtedness and claims in connection therewith (including through the issuance of 14,344,969 shares of Common Stock of Parent to unsecured creditors of MobileMedia and its parent (the "Unsecured Creditors")) (all such transactions, the "MobileMedia Merger"), and (ii) the financing of the MobileMedia Merger (collectively, the "Financing") through (a) the issuance of transferable rights (the "Rights") to acquire Common Stock of Parent to Unsecured Creditors of MobileMedia, including the Standby Purchasers, (b) the issuance of warrants to purchase shares of Common Stock of Parent to the Standby Purchasers (the "Warrants"), (c) the issuance of non-transferable rights to acquire shares of Common Stock of Parent (the "Participation Rights") to holders of capital stock of Parent and the issuance of Warrants to such holders in place of unexercised Participation Rights (the "Additional Warrants"), (d) the issuance of the Notes, and (e) the borrowing of additional amounts under an amended credit facility (the "Amended Credit Facility") with Arch Paging, Inc. ("API"), as borrower, and the Bank of New York, Royal Bank of Canada and Toronto Dominion (Texas), Inc. as managing agents.

     On the Closing Date (as defined herein), Escrow will deposit in the Security Account (as defined in the security agreement (the "Security Agreement"), to be dated as of the date of the Indenture, between Escrow, the Trustee and IBJ Whitehall Bank & Trust Company, as securities intermediary (the "Securities Intermediary")), the net proceeds from the sale of the Notes together with an amount of cash sufficient as of the Closing Date (when taken together with such net proceeds) to pay when and if due the Mandatory Redemption Price (as defined in the Indenture) for the Notes, assuming the Mandatory Redemption (as defined in the Indenture) occurs on July 15, 1999. The Trustee will have a first priority security interest in the Security Account pursuant to the Security Agreement until the date specified therein. Upon and concurrently with the satisfaction of certain conditions as set forth in the Indenture and the Security Agreement, including the consummation of the MobileMedia Merger and the Escrow Merger, the pledged collateral (as defined in the Security Agreement) will be released to Arch, and such funds will be used as a portion of the funds necessary to consummate the MobileMedia Merger and the related transactions. In the event that the MobileMedia Transactions (as defined in the Indenture) and the Escrow Merger are not consummated on or prior to June 30, 1999, or (ii) the MobileMedia Merger Agreement (as defined below) is terminated or Parent elects to abandon the MobileMedia Transactions on or prior to such date, the Notes will be subject to Mandatory Redemption at the Mandatory Redemption Price.

     The MobileMedia Merger, the Financing (including the offering of the Notes) and the Escrow Merger are sometimes referred to herein, individually, as a "Transaction" and collectively as the "Transactions." This Agreement; the Indenture; the Notes; the Exchange and Registration Rights Agreement (as defined below); the Security Agreement; all material agreements and instruments relating to the Escrow Merger (including, but not limited to, the Escrow Merger Agreement, the Certificate of Merger to be filed with the Secretary of the State of Delaware on the Closing Date in connection with the Escrow Merger, the Supplemental Indenture to be entered into between the Trustee and Arch (the "Supplemental Indenture"), and the Assumption Agreement to be entered into by Escrow and Arch (the "Assumption Agreement")); all material agreements and instruments relating to the MobileMedia Merger (including, but not limited to, the Agreement and Plan of Merger, dated as of August 18, 1998, as amended to date (the "MobileMedia Merger Agreement"), among Parent, Farm Team Corp., MobileMedia Corporation and MobileMedia, and the Debtor's Third Amended Joint Plan of Reorganization, dated December 1, 1998, as amended and supplemented to date (the "Plan of Reorganization"), relating to the bankruptcy case of In re MobileMedia Communications, Inc. et al); and all material agreements and instruments relating to the Financing (including, but not limited to, the registration statements and prospectuses relating to the offer or sale of the Warrants, the Rights, the Participation Rights and the Additional Warrants, and Amendment No. 3 and Consent No.1 to and under the Amended Credit Facility (the "Bank Amendment")) are sometimes referred to in this Agreement, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents."

     For purposes of this Agreement, references to "subsidiaries" or "Subsidiaries" shall include: (i) Parent and its direct and indirect subsidiaries (other than Arch) and (ii) MobileMedia and its direct and indirect subsidiaries.

     None of the Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Notes are being offered and sold in reliance on exemptions from or in transactions not subject to the registration requirements of the Securities Act, including sales by the Initial Purchasers to "qualified institutional buyers" ("QIBs") as defined in, and in reliance on, Rule 144A under the Securities Act ("Rule 144A").

     The Initial Purchasers and other holders of the Notes will have, with respect to the Notes, the registration rights set forth in the Exchange and Registration Rights Agreement, dated as of the Closing Date, in substantially the form of Exhibit A hereto (the "Exchange and Registration Rights Agreement"). Pursuant to the Exchange and Registration Rights Agreement, the Obligors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration statement under the Securities Act with respect to which Notes (the "Registered Notes") issued under the Indenture will be offered in exchange for the then outstanding Notes and to use its best efforts to cause such registration statement to be declared effective and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the

Securities Act relating to the resale of the Notes by holders thereof and to use its best efforts to cause such shelf registration statement to be declared effective.

1. Representations and Warranties of the Obligors. Each of the Obligors, jointly and severally, represents and warrants to the Initial Purchasers that:

     (a) The Preliminary Offering Memorandum as of its date and the date of any amendment supplement thereto did not and the Offering Memorandum as of the date hereof and as of the Closing Date does not contain and will not contain any untrue statement of a material fact or omit to state a material fact (except, in the case of the Preliminary Offering Memorandum, for pricing terms and other pricing related terms intentionally left blank) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (a) do not apply to statements or omissions in the Offering Memorandum based upon the information referred to in Section 7(b) furnished to the Obligors in writing by, or on behalf of, the Initial Purchasers expressly for use therein.

     (b) Each of the Obligors and the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole.

     (c) Each of the Transaction Documents has been duly authorized by all necessary corporate action on the part of each of the Obligors and the Subsidiaries (to the extent each is a party thereto), including, to the extent required by applicable law, all action by their respective boards of directors and stockholders. Each of the Transaction Documents has been, or will be, duly executed and delivered by each of the Obligors and the Subsidiaries (to the extent each is a party thereto), each Transaction Document conforms or will conform in all material respects to the descriptions thereof contained in the Offering Memorandum, and each Transaction Document (other than this Agreement) is or will constitute a valid and binding agreement of each of the Obligors and the Subsidiaries (to the extent each is a party thereto) enforceable in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnify and contribution thereunder may be limited by applicable law. The execution and delivery by each of the Obligors and the Subsidiaries (to the extent each is a party thereto) of each of the Transaction Documents and the consummation of the transactions contemplated thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or result in any repurchase or redemption obligation (or an event which, with notice or lapse of time or both, would result in such a obligation) pursuant to, any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which any of the Obligors and the Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of any of them is subject except as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole,
(ii) result in any violation of the provisions of the certificate of incorporation, by-laws or other governing documents of any of the Obligors and the Subsidiaries, (iii) result in the violation of any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Obligors and the Subsidiaries or any of their properties or assets or (iv) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the Obligors and the Subsidiaries except in the case of this clause (iv) as described in the Offering Memorandum or as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole.

     (d) The Notes have been duly authorized by Escrow for issuance and sale pursuant to this Agreement and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Initial Purchasers against payment therefor as provided by this Agreement, the Notes will be entitled to the benefits of the Indenture, and will be valid and binding obligations of Escrow enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (e) Upon consummation of the Escrow Merger and upon the execution and delivery by Arch to the Trustee of the Supplemental Indenture, as required by
Section 8.02 of the Indenture, the Notes will constitute valid and binding obligations of Arch, enforceable against Arch in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (f) At or prior to the consummation of the Escrow Merger, the Registered Notes will be duly authorized by Arch for issuance and sale pursuant to this Agreement and the Exchange and Registration Rights Agreement and, when executed and authenticated in accordance with the provisions of the Indenture (as supplemented by the Supplemental Indenture) and delivered to the holders of the Notes being exchanged therefor, the Registered Notes will be entitled to the benefits of the Indenture (as supplemented by the Supplemental Indenture), and will be valid and binding obligations of Arch enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (g) Upon consummation of the Escrow Merger and the upon the execution and delivery by Arch to the Trustee of the Supplemental Indenture, as required by
Section 8.02 of the Indenture, the Indenture will constitute a valid and binding obligation of Arch, enforceable against Arch in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and its consummation will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which Arch or any of the Subsidiaries is a party or by which it or they are bound or to which any of their respective property or assets is subject, (B) result in any violation of the provisions of the certificates of incorporation, by-laws or other governing documents of Arch or any of the Subsidiaries, (C) result in the violation of any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Arch or any of the Subsidiaries or any of their respective properties or assets or (D) result in the creation or imposition of any lien, charge, claim or encumbrance upon any respective property or asset of Arch or any of the Subsidiaries.

     (h) Upon consummation of the Escrow Merger and upon the execution and delivery by Arch and Escrow of the Assumption Agreement, each of the Assumption Agreement and the Exchange and Registration Rights Agreement will constitute a valid and binding obligation of Arch, enforceable against Arch in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and its consummation will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which Arch or any of the Subsidiaries is a party or by which it or they are bound or to which any of their respective property or assets is subject, (B) result in any violation of the provisions of the certificates of incorporation, by-laws or other governing documents of Arch or any of the Subsidiaries, (C) result in the violation of any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Arch or any of the Subsidiaries or any of their respective properties or assets or (D) result in the creation or imposition of any lien, charge, claim or encumbrance upon any respective property or asset of Arch or any of the Subsidiaries.

     (i) The Notes conform as to legal matters to the description thereof contained in the Offering Memorandum.

     (j) Neither of the Obligors nor any of the Subsidiaries is in violation of its respective certificate of incorporation or by-laws or in default (and no condition exists which, with notice or lapse of time or both, would constitute a default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Obligors and the Subsidiaries to which any of the Obligors or the Subsidiaries is a party or by which any of the Obligors or the Subsidiaries or their respective property is bound, in each case other than such violation or default as would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole.

     (k) The execution, delivery and performance of each of the Transactions Documents by each of the Obligors and the Subsidiaries (to the extent each is a party thereto) and compliance by each of the Obligors and the Subsidiaries (to the extent each is a party thereto) with all the provisions thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body which consent has not been received (except as such may be required under the securities or "blue sky" laws of the various states of, or jurisdictions outside, the United States).

     (l) The execution, delivery and performance of the Registered Notes and compliance by Arch with all the provisions thereof and the consummation of the transactions contemplated thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the securities or "blue sky" laws of the various states of, or jurisdictions outside, the United States).

     (m) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which any of the Obligors or the Subsidiaries is a party or to which their respective property is subject that would be required to be disclosed by Item 103 of Regulation S-K promulgated by the Commission or otherwise, and, to each of the Issuer's knowledge, no such proceedings are threatened or contemplated.

     (n) Except as would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole, or as disclosed in the Offering Memorandum, (i) neither of the Obligors nor any of the Subsidiaries is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment or the use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products

("Materials of Environmental Concern") (collectively, "Environmental Laws"), including, without limitation, noncompliance with or lack of any permits or other environmental authorizations, and (ii) (A) neither of the Obligors nor any of the Subsidiaries has received any communication from any person or entity alleging any violation of or noncompliance with any Environmental Laws, and there are no past or present circumstances known to either of the Obligors that could be reasonably expected to lead to any such violation in the future, (B) there is no pending or, to either of the Issuer's knowledge, threatened claim, action, investigation or notice by any person or entity against any of the Obligors or the Subsidiaries or against any person or entity for whose acts or omissions any of the Obligors or the Subsidiaries is liable, either contractually or by operation of law, alleging liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to any Materials of Environmental Concern or any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"), and (C) there are no existing actions, activities, circumstances, conditions, events or incidents that could be reasonably expected to form the basis of any such Environmental Claim.

     (o) Except as disclosed in the Offering Memorandum, each of the Obligors and the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its respective businesses except those Permits, the absence of which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole; each of the Obligors and the Subsidiaries has fulfilled and performed all of its respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof which might have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole, and such Permits contain no restrictions that materially interfere with the business or operations of any of the Obligors or the Subsidiaries as currently conducted.

     (p) Except as otherwise set forth in the Offering Memorandum or such as are not material to the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole, each of the Obligors and the Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and zoning, use and other restrictions, except liens for taxes not yet due and payable, to all real and other property and assets described in the Offering Memorandum as being owned by the Obligors and the Subsidiaries and each of the Obligors and the Subsidiaries enjoys peaceful and undisturbed possession of all such real and other property and other assets with such liens, claims, encumbrances and restrictions as do not materially interfere or threaten to materially interfere with the use made or proposed to be made by the Obligors and the Subsidiaries. All leases to which any of the Obligors or the Subsidiaries is a party are valid and binding and no default by any of the Obligors or the Subsidiaries, or to the knowledge of either of the Obligors, by any other party, has occurred or is continuing thereunder, which might result in any material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries, taken as a whole, and each of the Obligors and the Subsidiaries enjoys peaceful and undisturbed possession under all such leases with such exceptions as do not materially interfere with the use made or proposed to be made by the Obligors and the Subsidiaries.

     (q) Each of the Obligors and the Subsidiaries maintains, with insurers of recognized standing, reasonably adequate insurance against property and casualty loss, general liability, business interruption and such other losses and risks, in each case, in such amounts as are prudent and customary in the respective businesses in which each of the Obligors and the Subsidiaries is engaged.

     (r) Arthur Andersen LLP are independent public accountants with respect to Arch within the meaning of the Securities Act.

     (s) Ernst & Young LLP are independent public accountants with respect to MobileMedia within the meaning of the Securities Act.

     (t) The consolidated financial statements of Arch, including the notes thereto, contained in the Offering Memorandum present fairly the respective financial position, results of operations and cash flows of Arch, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles ("GAAP") and the requirements of Regulation S-X promulgated by the Commission that would be applicable if the Offering Memorandum was a prospectus included in a registration statement on Form S-1 filed under the Securities Act. The consolidated summary and selected historical financial data included in the Offering Memorandum are accurately presented and have been derived from, and prepared on a basis consistent with, the respective financial statements and the books and records of Arch. All other financial and statistical data relating to Arch included in the Offering Memorandum are accurately presented and are derived from, and prepared on a basis consistent with, the respective financial statements and the books and records of Arch. The consolidated financial statements of MobileMedia, including the notes thereto, contained in the Offering Memorandum present fairly the respective financial position, results of operations and cash flows of MobileMedia, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with GAAP and the requirements of Regulation S-X promulgated by the Commission that would be applicable if the Offering Memorandum was a prospectus included in a registration statement on Form S-1 filed under the Securities Act. The consolidated summary and selected historical financial data of MobileMedia included in the Offering Memorandum are accurately presented and have been derived, and prepared on a basis consistent with, the respective financial statements and the books and records of MobileMedia. All other financial and statistical data relating to MobileMedia included in the Offering Memorandum are accurately presented and are derived from, and prepared on a basis consistent with, the respective financial statements and the books and records of MobileMedia. The pro forma financial information and statements and the related notes thereto included in the Offering Memorandum present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and statements, and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The financial projections and the related notes thereto included in the Offering Memorandum present fairly in all material respects the information shown therein, and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof were believed reasonable at the time made and the adjustments used therein were believed appropriate at the time made to give effect to the transactions and circumstances referred to therein.

     (u) All of the outstanding shares of capital stock of Arch have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record (directly or indirectly) and beneficially by Parent. All of the outstanding shares of capital stock of the Subsidiaries (other than Arch and MobileMedia and MobileMedia's direct subsidiary ("MM Sub")) have been duly authorized and validly issued, are fully paid and nonassessable and, except for Parent and except as set forth in Schedule II, are owned of record and beneficially by Arch, subject to the stock pledges disclosed in the Offering Memorandum. Upon consummation of the MobileMedia Merger, all of the outstanding shares of capital stock of MobileMedia and MM Sub will have been duly authorized and validly issued, will be fully paid and nonassessable and will be (directly or indirectly) owned of record and beneficially by Arch, subject to the stock pledges disclosed in the Offering Memorandum.

     (v) All of the outstanding shares of capital stock of Escrow have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record (directly or indirectly) and beneficially by C. Edward Baker, Jr., Lyndon R. Daniels, John B. Saynor and J. Roy Pottle.

     (w) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, either of the Obligors, except as disclosed in the Offering Memorandum.

     (x) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions that would be required to be disclosed therein by Item 404 of Regulation S-K promulgated by the Commission.

     (y) Subsequent to the respective dates as of which information is given in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), (i) neither of the Obligors nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, nor entered into any transaction not in the ordinary course of business, in either case which is material to the Obligors and the Subsidiaries taken as a whole, and (ii) there has not been any material change in the short-term debt or long-term debt of any of the Obligors or the Subsidiaries, except in each case for additional borrowings under the Amended Credit Facility in the ordinary course of business and except as described in or contemplated by the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).

     (z) In connection with the MobileMedia Merger, Arch has received the requisite stockholder approval.

     (aa) There is (i) no unfair labor practice complaint pending against any of the Obligors or the Subsidiaries or, to the knowledge of either of the Obligors, threatened against any of the Obligors or the Subsidiaries, before the National Labor Relations Board or any state or local labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against any of the Obligors or the Subsidiaries or, to the knowledge of either of the Obligors, threatened against any of them, and (ii) no strike, labor dispute, work rule or other slowdown, job action or stoppage pending against any of the Obligors or the Subsidiaries or, to the knowledge of either of the Obligors, threatened against any of them except for such matters specified in clause (i) or (ii) above, which, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole.

     (bb) Each of the Obligors and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) All tax returns required to be filed by each of the Obligors and the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by any of the Obligors or the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

     (dd) Each of the Obligors and the Subsidiaries owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, and neither of the Obligors nor any of the

Subsidiaries has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors or the Subsidiaries taken as a whole, except as described in the Offering Memorandum.

     (ee) Each of Parent and the Obligors are and immediately after the Closing Date and upon completion of the Transactions (including the Escrow Merger) will be, Solvent. As used herein, the term "Solvent" means, with respect to each of Parent and each of the Obligors, on a particular date, that on such date (A) the fair market value of the assets of each of Parent and each of the Obligors is greater than the total amount of liabilities (including contingent liabilities) of such company, (B) the present fair salable value of the assets of each of Parent and each of the Obligors is greater than the amount that will be required to pay the probable liabilities of such company on its debts as they become absolute and matured, (C) each of Parent and each of the Obligors is able to realize upon its respective assets, through sale, use or borrowings, and pay its respective debts and other liabilities, including contingent obligations, as they mature, and (D) each of Parent and each of the Obligors does not have unreasonably small capital.

     (ff) The Notes are eligible for resale to QIBs pursuant to Rule 144A and, when issued, will not be of the same class (within the meaning of Rule 144A(d)(3)) as any securities (i) listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (ii) quoted on any United States "automated inter-dealer quotation system" (as such term is used in the Exchange Act) in the United States.

     (gg) None of the Obligors, any of their respective affiliates (as used in this Agreement, such term shall have the meaning set forth in Rule 501(b) under the Securities Act) or any person authorized to act on behalf of any such person (it being understood that no representation is given as to the Initial Purchasers and their respective affiliates) has, directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration of any of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (as such terms are defined in Rule 502(c) under the Securities Act) in connection with the Offering.

     (hh) None of the Obligors, any of their respective affiliates or any person acting on its or their behalf (it being understood that no representation is given as to the Initial Purchasers and their respective affiliates) has engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act with respect to any Notes to be sold in reliance on Regulation S, and each of the Obligors, their respective affiliates and persons acting on their behalf (it being understood that no representation is given as to the Initial

Purchasers and their respective affiliates) has complied with Rule 903 under the Securities Act with respect to any Notes to be sold in reliance on Regulation S.

     (ii) Subject to compliance by the Initial Purchasers with the representations, warranties, covenants and the procedures applicable to them as set forth in Sections 3 and 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

     (jj) Each of the Obligors is not, and upon consummation of the transactions contemplated under this Agreement, the Exchange and Registration Rights Agreement, the Indenture or any other Transaction Document will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or be subject to registration under the Investment Company Act.

     (kk) All of the representations and warranties of Parent and Farm Team Corp. contained in the MobileMedia Merger Agreement were true and correct on the date thereof and are true and correct on the date hereof, except where the inaccuracy of such statements would not (i) reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Parent, (ii) cause the Offering Memorandum to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) constitute a failure of condition that would relieve the other parties to the MobileMedia Merger Agreement of their obligation to consummate substantially all of the transactions contemplated by the MobileMedia Merger Agreement.

     (ll) The execution and delivery of this Agreement, the Security Agreement, the Exchange and Registration Rights Agreement and the Indenture and the sale of the Notes to the Initial Purchasers or by the Initial Purchasers to other purchasers of the Notes will not involve any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder (the "Code"). The representation made by each of the Obligors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by purchasers of the Notes (other than the Initial Purchasers) as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

     (mm) None of the Obligors, the Subsidiaries, affiliates or any person acting on their behalf, has taken, nor will any of them or any such person take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

     (nn) Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as set forth therein, (i) neither of the Obligors nor any of the Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) there has not been any material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Obligors and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business.

2.  Purchase, Sale and Delivery of the Notes.

     (a) Subject to the terms and conditions herein set forth and on the basis of the representations, warranties, covenants and agreements herein contained, Escrow agrees to sell to the several Initial Purchasers, and the Initial Purchasers agree to purchase, severally and not jointly, from Escrow, the aggregate principal amount of Notes set forth opposite such Initial Purchasers' names in Schedule I hereto at a purchase price equal to 92.238% of the principal amount thereof.

     (b) Subject to the terms and conditions herein set forth, payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, at 9:00 a.m. (New York time), unless postponed as a result of the failure of the Obligors to satisfy any of the conditions set forth in Section 6 hereof, on April 9, 1999 or at such other time or on such other date as shall be mutually agreed in writing between the Obligors and the Initial Purchasers (the time and date of such payment and delivery being herein called the "Closing Date"). At least 24 hours prior to the Closing Date, Escrow shall execute and deliver the Notes for authentication in definitive form and in such denominations and registered in such names as the Initial Purchasers may request in writing not less than 36 hours prior to the Closing Date. The Notes shall be represented by one permanent global note, which may be subdivided ("Global Notes"), in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), for the account or accounts of participants in the DTC system (including Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("Cedel Bank"), as the case may be) having an aggregate principal amount corresponding to the aggregate principal amount of the Notes purchased by the Initial Purchasers hereunder, which will be deposited by or on behalf of Escrow with DTC or its designated custodian. Against delivery of the Notes to the Initial Purchasers, which will be accomplished by causing DTC to credit the respective accounts of the Initial Purchasers, the Initial Purchasers shall pay or cause to be paid to Escrow the purchase price for the Notes, which payment shall be made to Escrow by wire transfer or certified or official bank check or checks drawn in federal funds or similar immediately available funds to the order of Escrow.

3. Subsequent Offers and Resales of the Notes. The Initial Purchasers and the Obligors hereby establish and agree to observe the following procedures in connection with the offer and sale of the Notes:

     (a) Each Initial Purchaser has advised the Obligors that it proposes to offer the Notes for resale upon the terms and conditions set forth in this Agreement and the Offering Memorandum. Each Initial Purchaser understands that the Notes have not been and, other than pursuant to the Obligors' obligations under the Exchange and Registration Rights Agreement, will not be registered under the Securities Act. Each Initial Purchaser agrees that it has not and will not take, and acknowledges that the Obligors have not taken, any action that would permit a public offering of the Notes in any jurisdiction and further agrees that, with respect to the offer or sale of any Notes or the delivery or distribution of any Offering Memorandum, it will comply with applicable laws and regulations in any jurisdiction in which it acquires, offers, sells or delivers the Notes or distributes the Offering Memorandum to which it is subject.

     (b) Each Initial Purchaser represents and warrants that (i) it is a "qualified institutional buyer" within the meaning of Rule 144A and (ii) that neither it nor any of its affiliates nor any person acting on behalf of any such person has engaged or will engage in any general solicitation or general advertising, as such terms are defined in Rule 502(c) under the Securities Act, in connection with the offer or sale of the Notes.

     (c) Each Initial Purchaser represents and warrants that in connection with the initial resale of the Notes, it has solicited and will solicit offers for the Notes only from persons whom it reasonably believes to be QIBs and that it will send a copy of the Offering Memorandum (including any amendment or supplement thereto) to each purchaser of the Notes in connection with written confirmation of the sale of the Notes to such person.

4. Agreements of the Obligors. Each of the Obligors, jointly and severally, covenants and agrees with the Initial Purchasers that:

     (a) The Obligors will make no further amendment or supplement to the Offering Memorandum except as permitted herein; and if at any time prior to the earlier of (i) the completion of the distribution of the Notes by the Initial Purchasers or (ii) 180 days after the Closing Date any event shall have occurred as a result of which the Offering Memorandum, as then amended or supplemented, would, in the judgment of the Initial Purchasers or the Obligors, include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, each Initial Purchaser or each of the Obligors, as the case may be, will promptly notify the other and the Obligors will promptly prepare and deliver to the Initial Purchasers an amendment or supplement that will correct such untrue statement or omission.

     (b) The Obligors shall advise the Initial Purchasers promptly and, if requested, will confirm such advice in writing, (i) of any proposal to amend or supplement the Offering Memorandum and will afford the Initial Purchasers a reasonable opportunity to comment on any such proposed amendment or supplement,
(ii) of receipt by either of the Obligors of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (iii) of any downgrading in the rating accorded the Notes by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act, an "NRSRO"), or any public announcement that any such organization has under surveillance or review its rating of the Notes (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as the relevant Obligor learns of any such downgrading or announcement.

     (c) The Obligors will promptly deliver to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum and all amendments of and supplements thereto as the Initial Purchasers may reasonably request.

     (d) Whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding and so long as the Indenture so requires, the Company will (i) furnish holders of the Notes (A) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, and (B) all financial information that would be required to be included in a Form 8-K filed with the Commission, and (ii) file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and to make such information available to investors or potential investors in the Company's debt securities who request it in writing.

     (e) During the period referred to in paragraph (d), the Obligors will furnish to the Initial Purchasers as soon as available a copy of each report or other publicly available information of either of the Obligors mailed to the security holders of either of the Obligors or filed with the Commission and such other publicly available information concerning either of the Obligors as the Initial Purchasers may reasonably request.

     (f) Without the prior consent of Bear, Stearns & Co. Inc., prior to the expiration of 180 days after the date of the Offering Memorandum each of the Obligors will not offer, sell, contract to sell or otherwise dispose of any note or debenture similar to the Notes having a maturity of more than one year (other than the Registered Notes).

     (g) The Obligors shall do and perform, or cause to be done or performed, all things required or necessary to be done and performed under this Agreement by the Obligors prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

     (h) The Obligors shall use their best efforts in cooperation with the Initial Purchasers to (i) permit the Notes to be eligible for clearance and settlement through the facilities of DTC, Euroclear and Cedel Bank and (ii) include quotation of the Notes on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market of the National Association of Securities Dealers, Inc.

     (i) The Obligors will use their best efforts to take such actions as are necessary to enable Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") to provide their respective initial credit ratings on the Notes.

     (j) None of the Obligors, any of their affiliates or any person acting on behalf of any of them (it being understood that no representation is given as to the conduct of the Initial Purchasers and their respective affiliates) will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, except in either case as contemplated by the Exchange and Registration Rights Agreement.

     (k) None of the Obligors, any of their affiliates or any person acting on behalf of any of them (it being understood that no representation is given as to the conduct of the Initial Purchasers and their respective affiliates) will, directly or indirectly, offer, sell, solicit offers to buy or sell or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of any of the Notes in a manner that would require the registration of any of the Notes under the Securities Act.

     (l) During the period of two years after the Closing Date (or such other period as the Notes in general constitute "restricted securities" within the meaning of Rule 144 under the Securities Act) the Company will, upon request, furnish to the Initial Purchasers and any holder of Notes a copy of the restrictions on transfer applicable to the Notes.

     (m) The Obligors will not, and will not permit any of their affiliates to, resell any of the Notes that have been acquired by any of them and that constitute "restricted securities" within the meaning of Rule 144 of the Securities Act, except outside the United States in accordance with Regulation S, pursuant to an exemption from the registration requirements of the Securities Act or in a transaction registered under the Securities Act.

     (n) Neither of the Obligors nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Notes or attempt to induce any person to purchase any Notes, and neither of the Obligors nor any of their affiliates will make bids or purchase Notes for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

     (o) Each of the Notes will bear a legend substantially in the form contained in the section captioned "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein; provided, however, that such legend will be removed upon request to the Trustee or the security registrar under the Indenture after such Notes are resold pursuant to a registration statement that has been declared effective by the Commission under the Securities Act.

     (p) For so long as any of the Notes constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will make available to any holder of the Notes or to any prospective purchaser of the Notes designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) under the Securities Act if at the time of such request the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

     (q) The Obligors will use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (r) The Obligors will, and will cause the Subsidiaries to, comply with the terms of each of the Transaction Documents to which each is a party except where the failure to comply would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries taken as a whole. The Obligors shall advise the Initial Purchasers promptly and, if requested, will confirm such advice in writing, of the occurrence of any development or event that would directly give rise to an obligation to effect a Mandatory Redemption of the Notes as soon as the Obligors learn of any such development or event.

5. Expenses. The Obligors will jointly and severally pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including all costs of printing any Preliminary Offering Memorandum and the Offering Memorandum, (b) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents,
(c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Obligors, (d) preparation, issuance and delivery to the Initial Purchasers of any certificates evidencing the Notes, (e) the qualification of the Notes under state or foreign securities or "blue sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto, (f) the fees paid to rating agencies in connection with the Notes, (g) the quotation of the Notes on PORTAL, (h) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes, (i) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for the Trustee and (j) the costs and charges of DTC, and, if any, Euroclear and Cedel Bank.

6. Conditions to Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase the Notes under this Agreement is subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Obligors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

     (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading in the rating accorded any of the securities of either of the Obligors or Parent by any NRSRO, or any public announcement that any such organization has under surveillance or review its rating of any such securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating).

     (c) (i) Since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material adverse change, or any development involving a prospective material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Obligors and the Subsidiaries, whether or not arising in the ordinary course of business, except as otherwise described in the Offering Memorandum, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material change, or any development reasonably likely to involve a prospective material adverse change, in the long-term debt of the Obligors and the Subsidiaries from that set forth in the Offering Memorandum, except as otherwise described in the Offering Memorandum, (iii) the Obligors shall have no liability or obligation, direct or contingent, which would be required to be disclosed in a final prospectus filed under Rule 424(b) under the Securities Act, other than those set forth in the Offering Memorandum and (iv) on the Closing Date the Initial Purchaser shall have received a certificate dated the Closing Date, signed by Lyndon R. Daniels, in his capacity as President and Chief Operating Officer of Arch, by J. Roy Pottle, in his capacity as Executive Vice President and Chief Financial Officer of Arch, by Lyndon R. Daniels, in his capacity as President and Chief Operating Officer of Escrow, and by J. Roy Pottle, in his capacity as Executive Vice President and Chief Financial Officer of Escrow, confirming the matters set forth in paragraphs (a),
(b), (c) and (l) of this Section 6.

     (d) The Initial Purchasers shall have received on the Closing Date an opinion (in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), dated the Closing Date, of Hale and Dorr LLP, counsel for the Obligors, to the effect set forth in Exhibit B hereto.

     (e) The Initial Purchasers shall have received on the Closing Date an opinion (in form and substance satisfactory to the Initial Purchasers and counsel for the Initial

Purchasers), dated the Closing Date, of Garry B. Watzke, general counsel for the Obligors, to the effect set forth in Exhibit C hereto.

     (f) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Wilkinson, Barker, Knauer & Quinn, LLP, special telecommunications regulatory counsel for the Obligors, to the effect that to such counsel's knowledge, Arch and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal telecommunications authorities material to the operations of the Arch and its subsidiaries taken as a whole and as presently conducted, and such counsel has no knowledge of either Arch or any of its subsidiaries receiving any notice of proceedings relating to the revocation or involuntary modification of any such certificate, authorization or permit.

     Such counsel shall also state, that as special telecommunications regulatory counsel to Arch and its subsidiaries, it believes that the information and statements contained in the Offering Memorandum under the headings "Risk Factors -- Government Regulation, Foreign Ownership and Possible Redemption" (to the extent that the discussion in this section pertains to the federal telecommunications laws and regulations) and "Business of the Combined Company -- Regulation" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

     In rendering any such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Arch and public officials, to the extent shown to and satisfactory in form and scope to counsel for the Initial Purchasers.

     (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Wiley Rein & Fielding, special telecommunications regulatory counsel for MobileMedia, to the effect that to such counsel's knowledge, MobileMedia and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal telecommunications authorities material to the operations of MobileMedia and its subsidiaries taken as a whole and as presently conducted, and such counsel has no knowledge of MobileMedia or any of its subsidiaries receiving any notice of proceedings relating to the revocation or involuntary modification of any such certificate, authorization or permit.

     Such counsel shall also state, that as special telecommunications regulatory counsel to MobileMedia and its subsidiaries, it believes that the information and statements contained in the Offering Memorandum under the headings "Risk Factors -- Government Regulation, Foreign Ownership and Possible Redemption" (to the extent that the discussion in this section pertains to the federal telecommunications laws and regulations) and "Business of the Combined Company -- Regulation" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

     In rendering any such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of MobileMedia and public officials, to the extent shown to and satisfactory in form and scope to counsel for the Initial Purchasers.

     (h) The opinion of Hale and Dorr LLP, counsel for the Obligors described in paragraph (d) above shall be rendered to the Initial Purchasers at the request of the Obligors and shall so state therein.

     (i) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, as to such matters as the Initial Purchasers shall reasonably request.

     (j) The Initial Purchasers shall have received a letter or letters on and as of the date of this Agreement (each, an "Initial AA Letter"), in form and substance satisfactory to the Initial Purchasers, from Arthur Andersen LLP, independent public accountants to Arch, with respect to the financial statements of Arch and certain financial information contained in the Offering Memorandum and a letter or letters on and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP confirming the information contained in the Initial AA Letter provided by such accountants.

     (k) The Initial Purchasers shall have received a letter or letters on and as of the date of this Agreement (each, an "Initial EY Letter"), in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants to MobileMedia, with respect to the financial statements of MobileMedia and certain financial information contained in the Offering Memorandum and a letter or letters on and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers from Ernst & Young LLP confirming the information contained in the Initial EY Letter provided by such accountants.

     (l) The Obligors shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Obligors at or prior to the Closing Date.

     (m) On or prior to the Closing Date, each of DTC, Euroclear and Cedel Bank shall have accepted the Global Notes for clearance.

     (n) On or prior to the Closing Date, the Notes shall have been approved for quotation on PORTAL.

     (o) The Obligors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received executed counterparts thereof.

     (p) The Obligors shall have entered into the Exchange and Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

     (q) The Transactions and the Transaction Documents shall continue to be in full force and effect in accordance with the terms thereof and Arch shall have provided to each of the Initial Purchasers and counsel to the Initial Purchasers, true and correct copies of all documents relating to the Transactions.

     (r) Escrow, the Trustee and the Securities Intermediary shall have entered into the Security Agreement and the Initial Purchasers shall have received executed counterparts thereof. In connection therewith, Escrow shall have made the required deposits in the Security Account under the Security Agreement and each of the parties shall have complied with its obligations thereunder, including the delivery of any certificates or instruments required under the terms of the Indenture or the Security Agreement.

     (s) On or prior to the Closing Date, the Bank Amendments shall continue to be in full force and effect in accordance with the terms thereof and the Obligors shall have furnished to each of the Initial Purchasers and counsel to the Initial Purchasers true and correct copies of the Bank Amendments.

     (t) Escrow and Arch shall have entered into the Escrow Merger Agreement and shall have obtained any requisite stockholder approval in connection therewith. The Certificate of Merger relating thereto shall have been filed with the Secretary of State of the State of Delaware, and such Escrow Merger Agreement and Certificate of Merger shall be in full force and effect in accordance with their respective terms. The Obligors shall have furnished to each of the Initial Purchasers and counsel to the Initial Purchasers true and correct copies thereof.

     (u) Prior to the Closing Date, the Obligors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

7.  Indemnification.

     (a) Each of the Obligors jointly and severally agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Obligors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or omission, or alleged untrue statement or omission, made therein in reliance upon and in conformity with written information referred to in Section 7(b) furnished to the Obligors by, or on behalf of, any Initial Purchaser expressly for use therein. This indemnity obligation will be in addition to any liability which the Obligors may otherwise have, including under this Agreement.

     (b) Each Initial Purchaser agrees to indemnify and hold harmless the Obligors, their respective directors and officers, and each other person, if any, who controls either of the Obligors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or omission, or alleged untrue statement or omission, made therein in reliance upon and in conformity with written information furnished to the Obligors by, or on behalf of, any Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discount of the purchase price of the Notes granted to such Initial Purchaser hereunder. The Obligors acknowledge that (i) the statements set forth in the last paragraph of the front cover of the Offering Memorandum,
(ii) the names of the Initial Purchasers as set forth on the outside front cover page of the Offering Memorandum and in the table in the section captioned "Plan of Distribution" and (iii) the information contained in the last paragraph of the section captioned "Plan of Distribution" in the Offering Memorandum constitute the only information furnished to the Obligors in writing by, or on behalf of, any Initial Purchaser expressly for use in the Offering Memorandum or in any amendment thereof or supplement thereto.

     (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any claim or action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 or otherwise). In case any such claim or action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense thereof, and to the extent such indemnifying party may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense thereof, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense thereof within a reasonable time after notice of the commencement, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the indemnifying party shall not be liable in any one claim or action or separate but substantially similar or related claims or actions in the same jurisdiction for the expenses of more than one separate counsel and one additional local counsel). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent (which consent may not be unreasonably withheld). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Obligors and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received from persons who may also be liable for contribution, including officers and directors of the Obligors and persons who control either of the Obligors within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to which the Obligors, on the one hand, and one or more of the Initial Purchasers, on the other hand, may be subject as incurred in such proportions as is appropriate to reflect the relative benefits received by the Obligors taken together, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Obligors taken together, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Obligors taken together, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the Notes (net of discounts to the Initial Purchasers but before deducting expenses) received by Escrow and (y) the total discounts received by the Initial Purchasers. The relative fault of the Obligors taken together, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Obligors, on the one hand, and the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Obligors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls an Obligor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer and each director of an Obligor shall have the same right to contribution as such Obligor. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise, except to the extent that it has been prejudiced in any material respect by the omission to so notify. No party shall be liable for contribution with respect to any action or claim settled without its consent (which consent may not be unreasonably withheld).

9.   Default by an Initial Purchaser.

     (a) If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the Notes which it is obligated to purchase under this Agreement (the "Defaulted Notes") and such Defaulted Notes do not exceed in the aggregate 10% of the aggregate principal amount of the Notes, then the non-defaulting Initial Purchasers shall purchase the Defaulted Notes.

     (b) Notwithstanding the foregoing, if the Defaulted Notes equal or exceed in the aggregate 10% of the aggregate principal amount of the Notes, then the non-defaulting Initial Purchasers shall have the right, but shall not be obligated, within 48 hours after the Closing Date to purchase all, but not less than all, of the Defaulted Notes upon the terms herein set forth; provided that if the non-defaulting Initial Purchasers shall not have elected to purchase the Defaulted Notes within such 48-hour period then the Obligors shall be entitled to a further 48-hour period within which to procure another party or parties satisfactory to the non-defaulting Initial Purchasers to purchase the Defaulted Notes on such terms.

     No action taken pursuant to this Section 9 shall relieve any defaulting Initial Purchaser from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, the non-defaulting Initial Purchasers or the Obligors shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Obligors contained in this Agreement, including, without limitation, the agreements contained in Sections 4 and 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Obligors, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Section 1 and the agreements contained in Sections 5, 7 and 8 and this Section 10 shall survive the termination of this Agreement pursuant to Section 6, 9 or 11 hereof.

11.  Termination.

     (a) Bear, Stearns & Co. Inc., on behalf of the Initial Purchasers, shall have the right to terminate this Agreement at any time prior to the Closing
Date:

          (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Initial Purchasers' sole opinion will in the immediate future materially disrupt, the United States or international securities markets;

          (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited;

          (iii) if a banking moratorium has been declared by any United States federal or New York State authority or if any new restriction materially adversely affecting the distribution of the Notes shall have become effective;

          (iv) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States; or

          (v) if there shall have been any other change in political, financial or economic conditions, if the effect of such event in the sole judgment of the Initial Purchaser is to make it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes on the terms contemplated by the Offering Memorandum.

     (b) Any notice of termination pursuant to this Section 11 shall be made to the Obligors by telephone, telecopy or telex confirmed in writing by letter.

     (c) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Obligors to perform any agreement herein or comply with the provision hereof, the Obligors will, subject to demand by the Initial Purchasers, jointly and severally reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Initial Purchasers in connection herewith.

12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Initial Purchaser, shall be mailed, delivered, telecopied, telexed or telegraphed and confirmed in writing, to such Initial Purchaser, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Gerald Dorros; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Mark C. Smith; if sent to Escrow, shall be mailed, delivered, telecopied, telexed or telegraphed and confirmed in writing to Arch Escrow Corp., 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581,
Attention: Chief Executive Officer; if sent to Arch, shall be mailed, delivered, telecopied, telexed or telegraphed and confirmed in writing to Arch Communications, Inc., 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581, Attention: Chief Executive Officer; with a copy in the case of both Escrow and Arch to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David A. Westenberg.

13.  Consent to Jurisdiction; Waiver of Immunities.

     (a)  Each of the Obligors:

          (i) irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder;

          (ii) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; and

          (iii) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents, to the fullest extent permitted by law, to service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Obligor at its address as provided in Section 12 hereof such service to become effective five days after such mailing.

     (b) Nothing in this Section 13 shall affect the right of any person to serve legal process in any other manner permitted by law or affect the right of any person to bring any action or proceeding against either of the Obligors or their respective properties in the courts of other jurisdictions.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Obligors and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.
The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts made and to be fully performed in such state without regard to the conflict of law principles thereof.

16. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                            [signature pages follow]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Obligors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Obligors in accordance with its terms.

                         Very truly yours,

                         ARCH ESCROW CORP.


                         By: /s/ C.E. Baker, Jr.
                            -----------------------------------------------
                            Name: C.E. Baker, Jr.
                            Title: Chairman of the Board and
                                   Chief Executive Officer

                         ARCH COMMUNICATIONS, INC.


                         By:  /s/ C.E. Baker, Jr.
                            -----------------------------------------------
                            Name: C.E. Baker, Jr.
                            Title: Chairman of the Board and
                                   Chief Executive Officer

Accepted as of the date first above written:

BEAR, STEARNS & CO. INC.


By: /s/ John Kilgallon
   -----------------------------------------------
   Name: John Kilgallon
   Title: Senior Managing Director


TD SECURITIES (USA) INC.


By: /s/ Gordon A. Paris
   -----------------------------------------------
   Name: Gordon A. Paris
   Title: Managing Director


BNY CAPITAL MARKETS, INC.


By: /s/ Bennet Leichman
   -----------------------------------------------
   Name: Bennet Leichman
   Title: Vice President

RBC DOMINION SECURITIES CORPORATION


By: /s/ Duncan M. Scott
   -----------------------------------------------
   Name: Duncan M. Scott
   Title: Vice President


BARCLAYS CAPITAL INC.


By: /s/ Joseph A. Muratore
   -----------------------------------------------
   Name: Joseph A. Muratore
   Title: Director

                                  SCHEDULE I



                                         Aggregate Principal Amount
Name of Initial Purchaser                 Of Notes To Be Purchased
-------------------------                ---------------------------

Bear, Stearns & Co. Inc.                         $73,500,000

TD Securities (USA) Inc.                          40,425,000

BNY Capital Markets, Inc.                         11,025,000

RBC Dominion Securities Corporation               11,025,000

Barclays Capital Inc.                             11,025,000
                                            ======================

                                                $147,000,000

                                  SCHEDULE II

                     List of Non-Wholly Owned Subsidiaries


Partially-Owned Subsidiaries of Arch Communications Group, Inc.
---------------------------------------------------------------

                   Name                       Percent Owned
                   ----                       -------------

          Arch Latin America                       12%


Partially-Owned Subsidiaries of Arch Paging, Inc.
-------------------------------------------------

                   Name                       Percent Owned
                   ----                       -------------

          3057011 Canada, Inc.                     33%

Partially-Owned Subsidiaries of Arch Connecticut Valley, Inc.
-------------------------------------------------------------

                   Name                       Percent Owned
                   ----                       -------------

          Nationwide 929.8875 LLC                   5.1%


Partially-Owned Subsidiaries of Arch Communications Enterprises LLC
-------------------------------------------------------------------

                   Name                       Percent Owned
                   ----                       -------------

          Nationwide 929.8875 LLC                  44.9%

          Waterloo Communications, Inc.            45%


Partially-Owned Subsidiaries of Arch Communications Enterprises LLC
-------------------------------------------------------------------

                   Name                       Percent Owned
                   ----                       -------------

          Benbow PCS Ventures, Inc.          49.9% Non-Voting
                                             15% Voting Stock